RealSource Properties Advisor, LLC
Financial Statements

September 30, 2025 (Unaudited)

RealSource Properties Advisor, LLC
Financial Statements

September 30, 2025 (Unaudited)

RealSource Properties Advisor, LLC

Balance Sheets

September 30, 2025
Assets	(Unaudited)
Cash	$466,952
Accounts receivable from affiliate	1,240,116
Due from related parties	760,426
Total current assets	2,467,494
Investments in affiliates, at fair value	4,669,768
Total assets	$7,137,262

Liabilities and member's equity
Liabilities
Accounts payable, accrued expenses, and other current liabilities	$119,847
Total liabilities	119,847
Member's equity	7,017,415
Total liabilities and member's equity	$7,137,262

See accompanying notes.

RealSource Properties Advisor, LLC

Statements of Operations
(Unaudited)

	Three Months Ended September 30,	Nine Months Ended September 30,
	2025	2025
Property management fees and other revenues - related parties	$664,650	$2,343,645

Expenses
Payroll and consulting expenses	230,082	928,427
General and administrative expenses	69,679	175,354
Total operating expenses	299,761	1,103,781
Operating income	364,889	1,239,864

Other income (loss)
Change in fair value of investments in unconsolidated affiliates	(54,507)	(1,038,167)
Dividend income from investments in unconsolidated affiliates	43,618	182,368
Net Income	$354,000	$384,065

See accompanying notes.

RealSource Properties Advisor, LLC

Statements of Member's Equity
(Unaudited)

Total Member's Equity
Balance at January 1, 2025	$6,819,093
Distributions	(71,118)
Net income	354,356
Balance at March 31, 2025	$7,102,331
Distributions	(65,183)
Net loss	(324,291)
Balance at June 30, 2025	$6,712,857
Distributions	(49,442)
Net income	354,000
Balance at September 30, 2025	$7,017,415

See accompanying notes.

RealSource Properties Advisor, LLC

Statements of Cash Flows
(Unaudited)

Nine Months Ended September 30,
2025
Cash flows from operating activities
Net income	$384,065
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of investments in unconsolidated affiliates	855,799
Changes in operating assets and liabilities
Accounts receivable from affiliates	(735,407)
Due from related parties	(160,917)
Other current assets	87,479
Accounts payable and accrued expenses	(119,623)
Net cash provided by operating activities	311,396

Cash flows from investing activities
Distributions from affiliates	182,368
Net cash provided by investing activities	182,368

Cash flows from financing activities
Distributions to members	(185,743)
Net cash used in financing activities	(185,743)

Net change in cash	308,021

Cash, beginning of year	158,931
Cash, end of period	$466,952

See accompanying notes.

RealSource Properties Advisor, LLC
Notes to the Financial Statements
(Unaudited)

NOTE 1 - ORGANIZATION AND BUSINESS

RealSource Properties Advisor, LLC (“RSPA”) is a Delaware Limited Liability Company formed on December 3, 2020. Unless the context indicates otherwise, the “Company,” “we,” “our” or “us” refers to RSPA. We were formed to provide advisory services for RealSource Properties OP, LP (“RPOP”).

Pending Merger and Internalization Transactions

On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RSPI”) and RPOP (together with RSPI, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the RS Parties will merge with and into the CCI Parties in a stock-for-stock and unit-for unit transaction (the "Mergers").

Contemporaneously with signing the Merger Agreement, the RS Parties entered into an Internalization Agreement with (i) RSPA, (ii) RS Property Management, LLC (“RSPM”), which provides property management services to properties owned by subsidiaries of RPOP, and (iii) RealSource Management LLC, which provides personnel to RSPA and RSPM and property management services to properties owned by subsidiaries of RPOP as well as seven properties held by third parties (“RSM” and together with RSPA and RSPM, the “Contributed Entities”). Pursuant to the Internalization Agreement, RPOP will acquire all of the equity interest in RSPA, RSPM and RSM (collectively, the “Contributed Equity Interests”).

The Internalization Agreement also provides for, among other things:

The termination of RSPA’s Advisory Agreement with RPOP (the “Advisory Agreement”) other than those sections which expressly survive termination of the Advisory Agreement and other matters related to the termination of the Advisory Agreement, including the following:

•The waiver of the right of RSPA, as holder of a special limited partnership interest in RPOP, to require RPOP to purchase such special limited partnership interest in connection with the termination of the Advisory Agreement; and

•A waiver of RSPA’s right under the Advisory Agreement to receive disposition fees in connection with the Mergers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

RealSource Properties Advisor, LLC
Notes to the Financial Statements - (Continued)
(Unaudited)
Use of Estimates

The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash

We consider all cash on deposit, money market funds and short-term investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents consist of amounts the Company has on deposit with major commercial financial institutions. There were no cash equivalents as of September 30, 2025.

Accounts Receivable From Affiliate

Accounts receivable consists of amounts due under the Advisory Agreement with RPOP. We assess amounts due for credit losses and reflect the amount expected to be collected. The allowance is determined based on an assessment of historical collection activity, the nature of the receivable, and the current business environment. As of September 30, 2025, there was no allowance for credit losses.

Due From Related Parties

Due from related parties consists of amounts due from other entities owned by RSPA’s CEO to which we provide advisory services or incur costs on behalf of those entities. We assess amounts due for credit losses and reflect the amount expected to be collected. As of September 30, 2025, there was no allowance for credit losses.

Investments in Affiliates

RSPA holds a 2.4% interest in RPOP and a 0.5% interest in RSPI. RSPA potentially has a significant economic interest in RPOP but does not have the power to direct the significant activities of RPOP. RSPA does not have direct authority or control over RSPI. Thus, RSPA is not required to consolidate RPOP or RSPI. Entities for which RSPA can exercise significant influence but does not have control are accounted for under the equity method unless RSPA elects the fair value option of accounting. RSPA has elected the fair value option of accounting to account for its interests in RPOP and RSPI so as to not track separately the basis differences using the equity method of accounting. Changes in the fair value, which are inclusive of equity in income, are recorded as changes in fair value of unconsolidated affiliates in the statement of operations during the periods such changes occur.

Variable Interest Entities

We account for joint ventures and other similar entities in which we hold an ownership interest in accordance with the consolidation guidance. We first evaluate whether each entity is a variable interest entity ("VIE"). Under the VIE model, we consolidate an entity in which we are considered the primary beneficiary. The primary beneficiary is the entity that has (i) the power to direct the activities that most significantly impact the entity's economic performance and (ii) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could be significant to the VIE. In addition, when an

RealSource Properties Advisor, LLC
Notes to the Financial Statements - (Continued)
(Unaudited)
entity is not a VIE, we consolidate an entity under the voting model when we control the entity through ownership of a majority voting interest.

We evaluate our investments in limited partnerships and similar entities in accordance with applicable consolidation guidance to determine whether each such entity is a VIE. The accounting standards for the consolidation of VIEs require qualitative assessments to determine whether we are the primary beneficiary. The primary beneficiary analysis is based on power and economics. We conclude that we are the primary beneficiary and consolidate the VIE if we have both: (i) the power to direct the activities of the VIE that most significantly influence the VIE's economic performance, and (ii) the obligation to absorb losses of, or the right to receive benefits from, the VIE that could potentially be significant to the VIE. Significant judgments and assumptions related to these determinations include, but are not limited to, estimates about the current and future fair values and performance of real estate held by these VIEs and general market conditions.

During the nine months ended September 30, 2025, RSPA had a 2.4% interest in RPOP and a 0.5% interest in RSPI, and serves as an advisor to them, reporting to the board of directors. Although RSPA has the power to direct the activities of RPOP through its advisory agreement, RSPA’s interests, without other sources of potential variability, does not constitute a potentially significant variable interest in either RPOP or RSPI, and therefore the Company is not the primary beneficiary. The primary beneficiary determination is a continuous assessment that may change in the future.

Fair Value Measurement

The Company applies the provisions of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”). The Company applies the provisions of ASC 820 to all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The fair value is defined as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.

Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

RealSource Properties Advisor, LLC
Notes to the Financial Statements - (Continued)
(Unaudited)
In determining fair value, the RSPA utilized valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counter party credit risk and nonperformance risk in its assessment of fair value. The carrying value of RSPA’s short-term financial instruments, such as cash and accounts payable, approximate the fair value due to the immediate or short-term maturity of these instruments. RSPA’s investment in unconsolidated affiliates is accounted for under the fair value option and is a Level 3 fair value measurement. The valuation of the unit value is based on the net asset value (NAV) of the underlying investments.

Revenues

Revenue consists of asset management fees, acquisition fees and finance fees charged to RealSource Properties OP, LP and other entities controlled by RSPA’s CEO under advisory agreements, as well as cost reimbursement revenue, if any, accounted for on a gross basis. Performance obligations are defined in each agreement. Asset management fee revenue is recognized on a monthly basis over the term of the agreement as services are performed and acquisition and finance fee revenues are recognized upon completion of a transaction. Fees are variable consideration, as the transaction prices are based on 1) a percentage of the gross value of total assets managed, 2) a percentage of the gross purchase price of property acquisitions, and 3) a percentage of the principal amount of financing or refinancing transactions.

RSPA is reimbursed for all of the expenses paid or incurred by RSPA in connection with the services it provides. RSPA records reimbursements for out-of-pocket expenses as cost reimbursement revenue and recognizes expenses within the reimbursed expenses line as they are incurred.

RSPA generally receives payments from customers as it satisfies its performance obligations. RSPA records a receivable when it has an unconditional right to receive payment and only the passage of time is required before payment is due.

Concentration of Credit Risks

Financial instruments that potentially subject RSPA to concentrations of credit risk consist principally of cash, accounts receivable from related parties and amounts due from affiliates. At times, balances with any one financial institution may exceed the Federal Deposit Insurance Corporation insurance limits. RSPA believes it mitigates this risk by investing its cash with high-credit quality financial institutions.

Concentration of credit risk with respect to accounts receivable from related parties and amounts due from affiliates is due to the limited number of customers comprising RSPA’s customer base, which is entirely due from related parties or affiliated entities.

Taxes

Due to RSPA being a partnership, it has no tax liability, and all of its income or losses are passed onto the individual member.

RealSource Properties Advisor, LLC
Notes to the Financial Statements - (Continued)
(Unaudited)
NOTE 3 - FAIR VALUE MEASUREMENTS

The detail of RSPA’s investments in unconsolidated affiliates are classified as Level 3 in the fair value hierarchy. There were no transfers into and out of the investment classified in Level 3 of the fair value hierarchy during the nine months ended September 30, 2025.

NOTE 4 - MEMBER'S EQUITY

Member’s equity consists of one class of member units held by RealSource Advisor Holdings, LLC. As of September 30, 2025, total member’s equity was $7.0 million. Cash from operations with respect to each calendar year may be distributed to the member.

For the nine months ended September 30, 2025, we paid distributions of $185,743.

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

RSPA entered into an advisory agreement with RPOP. In addition, RSPA provides services and incurs reimbursable costs for entities owned by RSPA’s CEO. RSPA’s revenues, accounts receivable, and balances due from affiliates and related parties as reflected in the accompanying balance sheet and statement of operation, respectively, are entirely due from affiliates and related parties. See also Note 2.

NOTE 6 - SUBSEQUENT EVENTS

We have evaluated subsequent events through March 3, 2026, the date the financial statements were available to be issued for recognition or disclosure and have determined there are none to be reported or disclosed in the financial statements other than those mentioned below.

Merger and Internalization Transactions

On December 18, 2025, upon the terms and subject to the conditions of the Merger Agreement, (i) RSPI merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI and (ii) RPOP merged with and into CROP, with CROP surviving. At such time, in accordance with the Maryland General Corporation Law, the Maryland Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, as applicable, the separate existences of RSPI and RPOP ceased.

At the effective time of the Mergers each issued and outstanding share of RSPI common stock was converted into 0.8634 shares of Class I common stock of CCI and each issued and outstanding common unit of limited partnership interests in RPOP was converted into 0.8634 common units of limited partnership interest in CROP (“CROP Units”). The exchange ratio is subject to further adjustment as described in the Merger Agreement.

Contemporaneously with closing the Mergers, the Internalization Transactions were completed pursuant to the Internalization Agreement and RPOP acquired all of the equity interests in RSPA and the other Contributed Equity Interests. The total consideration under the Internalization Agreement was 2,142,135.1721 common units of RPOP, which units converted into the right to receive CROP Units in the Mergers as described above.

RealSource Properties Advisor, LLC
Notes to the Financial Statements - (Continued)
(Unaudited)

In addition, pursuant to the Internalization Agreement, (i) the Advisory Agreement terminated other than those sections which expressly survive termination of the Advisory Agreement, (ii) RSPA, as holder of a special limited partnership interest in RPOP, waived its right to require RPOP to purchase such special limited partnership interest in connection with the termination of the Advisory Agreement; and (iii) RSPA waived its right under the Advisory Agreement to receive disposition fees in connection with the Mergers.